UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K/A
                                Amendment No. 1
                            ------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 9, 2007
                Date of report (Date of earliest event reported)
                            ------------------------

                            TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)
                            ------------------------


          Delaware                       333-104631                43-1988542
(State of Other Jurisdiction of    (Commission File Number)      (IRS Employer
 Incorporation or Organization)                                  Identification)

                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)

                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

     This Amended Current Report on Form 8-K/A of Tally Ho Ventures, Inc. (the "Company") constitutes Amendment No. 1 to its Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the "SEC") on April 18, 2007 (the "Original Filing"). The purpose of this filing is to supplement and update certain disclosures contained in the Original Filing.

Section 1 - Registrant's Business and Operations

     Item 1.02 Termination of a Material Definitive Agreement.

     As disclosed in the Original Filing, on April 9, 2007, the Company terminated a certain Securities Purchase Agreement, dated as of October 13, 2006 (the "SPA"), with Mercatus & Partners, Ltd. ("Mercatus"). On April 24, 2007, the parties to the SPA executed a Mutual Settlement and Release Agreement (the "Release"), which contains terms and provisions customary for agreements of such nature. Following the execution of the Release, Mercatus returned 1,571,428 shares of common stock of the Company issued under the SPA.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     Exhibit No.   Exhibit Title

     None.


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


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TALLY HO VENTURES, INC.

Date: May 9, 2007                        By: /s/ Nigel Gregg
                                             ---------------
                                             President & Chief Executive Officer


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